SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 2004
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                            AVID C.V. LLC (Delaware)

                   AVID INTERNET MEDIA GROUP, INC. (Delaware)

                   AVID TECHNOLOGY WORLDWIDE, INC. (Delaware)

                              INEWS, LLC (Delaware)

                             M-AUDIO LLC (Delaware)

             AVID TECHNOLOGY SECURITIES CORPORATION (Massachusetts)

                 AVID TECHNOLOGY (AUSTRALIA) PTY LTD (Australia)

                             SOFTIMAGE CO. (Canada)

                    AVID TECHNOLOGY EUROPE LIMITED (England)

                      AVID TECHNOLOGY IBERIA LTD (England)

                       EVOLUTION ELECTRONICS LTD (England)

                              INEWS LTD. (England)

                              MIDIMAN LTD (England)

                           NXN SOFTWARE LTD (England)

                        AVID TECHNOLOGY S.A.R.L. (France)

                         NXN SOFTWARE S.A.R.L. (France)

                         AVID TECHNOLOGY GmbH (Germany)

                     AVID TECHNOLOGY HOLDINGS GmbH (Germany)

                              INEWS GmbH (Germany)

                           NXN SOFTWARE A.G. (Germany)

                       AVID NORTH ASIA LIMITED (Hong Kong)

                     AVID TECHNOLOGY SALES LIMITED (Ireland)

                         DIGIDESIGN ITALY S.R.L. (Italy)

                          AVID TECHNOLOGY K.K. (Japan)

                           M-AUDIO JAPAN K.K. (Japan)

                            NXN SOFTWARE K.K. (Japan)

                         AVID BENELUX B.V. (Netherlands)

                     AVID GENERAL PARTNER B.V. (Netherlands)

                       AVID TECHNOLOGY C.V. (Netherlands)

                   AVID TECHNOLOGY HOLDING B.V. (Netherlands)

                AVID TECHNOLOGY INTERNATIONAL B.V. (Netherlands)

                 AVID TECHNOLOGY (S.E. ASIA) PTE LTD (Singapore)

                          AVID TECHNOLOGY S.L. (Spain)

                             AVID NORDIC AB (Sweden)

                           D-DESIGN NORDIC AB (Sweden)